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                                                                    Exhibit 4.01

                      CALIBER LEARNING NETWORK, INC.(SM)

COMMON STOCK                                                    COMMON STOCK
$.01 PAR VALUE                                                  $.01 PAR VALUE

             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.01 VALUE PER SHARE OF

CALIBER LEARNING NETWORK, INC. (the "Corporation") transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

        This Certificate and the shares represented hereby, are issued and shall be held subject to all the provisions of the articles of incorporation of the Corporation, and any amendments thereto.

        Each share of the common stock shall have equal rights, privileges and preferences and shall be entitled to one vote per share. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        IN WITHNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Secretary

Chairman/CEO

COUNTERSIGNED AND REGISTERED:

                          State Street Bank and Trust

                                                                TRANSFER AGENT
                                                                AND REGISTRAR

                                                                AUTHORIZED
                                                                OFFICER
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        The following abbreviation, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of suvivorship and not as tenants in common

UNIF GIFT MIN ACT - Under the ___________________ Uniform Gifts
                    to Minors Act _______________ as
                    custodian for _______________

        Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably consitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _______________________________           _______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.